EXHIBIT 10.1
                       EQUIPMENT NOTE

$1,900,000.00                           Charlotte, North Carolina
                                        February 5, 1997

     FOR VALUE RECEIVED, each of the undersigned (hereinafter collectively called the Borrowers), hereby jointly and severally promise to pay to the order of FLEET CAPITAL CORPORATION, a Connecticut corporation (hereinafter Lender), in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, at the offices of Lender or at such other places as Lender may from time to time designate in writing, the principal sum of one million nine hundred thousand dollars ($1,900,000.00), together with interest from and after the date hereof on the unpaid principal balance outstanding at a rate per annum as set forth in that certain Loan and Security Agreement, dated February 1, 1994, among Borrowers and Lender (hereinafter, as amended from time to time, the "Loan Agreement").

     The Equipment Note ("Note") is one of the Equipment Notes referred to in, and is issued pursuant to, the Loan Agreement, and is entitled to all the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and all other instruments evidencing or securing the indebtedness hereunder (including, without limitation, the "Security Documents" as defined in the Loan Agreement) are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

     For so long as no Event of Default shall have occurred under the Loan Agreement, the principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

          (a) Interest shall be due and payable monthly, in arrears, on the first day of each month, commencing on the first day of the month next following the date hereof, and continuing until such time as the full principal balance, together with all other amounts owing hereunder, shall have been paid in full;

          (b) Commencing on May 1, 1997 and continuing on the first day of each month thereafter through and including
     January 1, 2001, principal payments in the amount of $31,666.67 each; and

          (c) On February 1, 2001, a final payment equal to the entire unpaid principal balance hereof, together with any and all other amounts due hereunder.

     Not withstanding the forgoing, the entire unpaid principal balance and accrued interest on this Note shall be due and payable immediately upon any termination of the Loan Agreement pursuant to Section 3.6 thereof.

     This Note shall be subject to mandatory prepayment in accordance with the provisions of Section 3.9 of the Loan Agreement. Borrowers may also, at their option, prepay this Note in whole at any time or in part from time to time. All partial prepayments, whether mandatory or voluntary, shall be applied to principal in the inverse order of installments due on this Note without relieving Borrowers from continuing to make the monthly payments set forth above.

     The occurrence of an Event of Default under the Loan Agreement, including, without limitation, the failure to pay any installment of principal or interest on this Note in full on the due date thereof in accordance with the terms of this Note, shall constitute an event of default under this Note and shall entitle Lender, upon or at any time after the occurrence of any such Event of Default to declare the then outstanding principal balance and accrued interest hereof to be, and the same shall thereupon become, immediately due and payable without notice to or demand upon Borrowers, all of which Borrowers hereby expressly waive. If this Note is collected by or through an attorney at law, then Borrowers shall be obligated to pay, in addition to the principal balance and accrued interest hereof, reasonable attorneys fees, and court costs.

     Borrowers shall pay a late payment fee equal to four percent
(4%) of the amount of any installment of principal or interest, or both, required hereunder which is not paid within fifteen (15) days after the due date thereof.

     Time is of the essence of this Note. To the fullest extent permitted by applicable law, each Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of prepayment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

     Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as a acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy. Lender, at its option, any enforce its rights against any collateral securing this Note without enforcing its rights against the Borrower, any guarantor of this indebtedness evidence hereby or any other property or indebtedness due or to become due to any Borrower. Each Borrower agrees, that without releasing or impairing Borrowers liability hereunder, Lender may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidence by this Note.

     This Note shall be governed by, and construed and enforced in accordance with, the internal laws of the State of North
Carolina, and is intended to take effect as an instrument under seal.

	IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered on the date first above written.

						BORROWERS:

ATTEST:					COMDIAL CORPORATION

_/s/ Linda P. Falconer_	                  By: __/s/ Wayne R. Wilver__________
Linda P. Falconer, Assistant Secretary	 	  	 Wayne R. Wilver,
						                                       Senior Vice President
   [CORPORATE SEAL]
	[Signatures continued on next page]

                              ATTEST:					AMERICAN TELECOMMUNICATIONS
						                                    CORPORATION

_/s/ Linda P. Falconer__________   	     By: __/s/ Wayne R. Wilver_
Linda P. Falconer, Assistant Secretary	  Wayne R. Wilver,
						                                   Senior Vice President
   [CORPORATE SEAL]


                             ATTEST:					AMERICAN PHONE CENTERS, INC.

_/s/ Linda P. Falconer_____		            By: __/s/ Wayne R. Wilver
Linda P. Falconer, Assistant Secretary	  Wayne R. Wilver,
						                                   Senior Vice President
   [CORPORATE SEAL]

                           ATTEST:					COMDIAL ENTERPRISE SYSTEMS, INC.

_/s/ Linda P. Falconer____________	      By: __/s/ Wayne R. Wilver
Linda P. Falconer, Assistant Secretary	  Wayne R. Wilver,
						                                   Senior Vice President
   [CORPORATE SEAL]


                               ATTEST:					COMDIAL TELECOMMUNICATIONS
						                                     INTERNATIONAL, INC.

_/s/ Linda P. Falconer____________	        By: __/s/ Wayne R. Wilver
Linda P. Falconer, Assistant Secretary	    Wayne R. Wilver,
						                                     Senior Vice President
   [CORPORATE SEAL]

                              ATTEST:					SCOTT TECHNOLOGIES CORPORATION

_/s/ Linda P. Falconer____________	        By: __/s/ Wayne R. Wilver
Linda P. Falconer, Assistant Secretary	    Wayne R. Wilver,
						                                     Senior Vice President
   [CORPORATE SEAL]
	(Signatures continued on next page)

                             ATTEST:					COMDIAL CUSTOM MANUFACTURING, INC.

_/s/ Linda P. Falconer____________	        By: __/s/ Wayne R. Wilver
Linda P. Falconer, Assistant Secretary	    Wayne R. Wilver,
						                                     Senior Vice President
   [CORPORATE SEAL]

                             ATTEST:					COMDIAL VIDEO TELEPHONY, INC.

_/s/ Linda P. Falconer____________	        By: __/s/ Wayne R. Wilver
Linda P. Falconer, Assistant Secretary     Wayne R. Wilver,
						                                     Senior Vice President
   [CORPORATE SEAL]

                              ATTEST:					COMDIAL TECHNOLOGY CORPORATION

_/s/ Linda P. Falconer____________	        By: __/s/ Wayne R. Wilver
Linda P. Falconer, Assistant Secretary	    Wayne R. Wilver,
						                                     Senior Vice President
   [CORPORATE SEAL]

                              ATTEST:					COMDIAL TELECOMMUNICATIONS, INC.

_/s/ Linda P. Falconer____________	        By: __/s/ Wayne R. Wilver_
Linda P. Falconer, Assistant Secretary	    Wayne R. Wilver,
						                                     Senior Vice President
   [CORPORATE SEAL]


                             ATTEST:					COMDIAL BUSINESS COMMUNICATIONS
						                                   CORPORATION

_/s/ Linda P. Falconer____________	        By: __/s/ Wayne R. Wilver
Linda P. Falconer, Assistant Secretary	    Wayne R. Wilver,
						                                     Senior Vice President
   [CORPORATE SEAL]
	(Signatures continued on next page)

                             ATTEST:					COMDIAL CONSUMER COMMUNICATIONS
						                                   CORPORATION

_/s/ Linda P. Falconer____________	        By: __/s/ Wayne R. Wilver
Linda P. Falconer, Assistant Secretary	    Wayne R. Wilver,
						                                     Senior Vice President

                             ATTEST:					KEY VOICE TECHNOLOGIES, INC.

_/s/ Linda P. Falconer____________	        By: __/s/ Wayne R. Wilver
Linda P. Falconer, Assistant Secretary	    Wayne R. Wilver,
						                                     Senior Vice President

                             ATTEST:					AURORA SYSTEMS, INC.

_/s/ Linda P. Falconer____________	        By: __/s/ Wayne R. Wilver
Linda P. Falconer, Assistant Secretary	    Wayne R. Wilver,
						                                     Senior Vice President

   [CORPORATE SEAL]
                                      						LENDER:

                                      						FLEET CAPITAL CORPORATION


                                      						By:   /s/ Jimmy G. Ramsey_____
						                                      Title:_Vice President____




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